PBHG FUNDS
                        Supplement Dated December 2, 2004


         This Supplement updates certain information contained in the currently effective Prospectuses dated July 28, 2004, as supplemented. You should retain your Prospectus and all supplements for future reference. You may obtain an additional copy of the Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.pbhgfunds.com.

Effective at the close of business on December 31, 2004 ("Closing Day"), the TS&W Small Cap Value Fund will generally close to new investors. After the Closing Day, only the following investments into the TS&W Small Cap Value Fund will be accepted: (a) additional investments and/or exchanges made by persons who already owned shares of the TS&W Small Cap Value Fund as of the Closing Day;
(b) new and subsequent investments made by directors, trustees, officers and employees of PBHG Funds or Liberty Ridge Capital, Inc. and its affiliates; and
(c) new and subsequent investments made by participants in retirement plans, provided that the retirement plan owned shares of the TS&W Small Cap Value Fund as of the Closing Day.






                                                              PBHG-SUPP 12/2/04